JPMORGAN INSURANCE TRUST

JPMorgan Insurance Trust Balanced Portfolio
(Class 1 Shares)

Supplement dated November 19, 2008
to the Prospectus dated May 1, 2008, as supplemented

The second paragraph under the JPMorgan Insurance Trust Balanced Portfolio section under “The Portfolio Managers” in “The Portfolios’ Management and Administration” section of the Prospectus is hereby deleted in its entirety and replaced with the following:

The portfolio managers of the most significant underlying equity asset allocations (except the underlying funds) are currently Terance Chen, Raffaele Zingone and Christopher T. Blum. Mr. Chen, Vice President and a CFA charterholder is a portfolio manager in the U.S. Equity Group. A J.P. Morgan Investment Management Inc. (JPMIM) (an affiliate of the adviser) employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position. Mr. Zingone, Vice President and a CFA charterholder, is a portfolio manager in the U.S. Equity Group. A JPMIM employee since 1991, Mr. Zingone was a research analyst following the aerospace, environmental, and diversified manufacturing sectors prior to his current position. Mr. Blum, Managing Director of JPMIM and a CFA charterholder, has been the Chief Investment Officer of the U.S. Behavioral Finance Group since 2008. As such, he is responsible for the JPMorgan Intrepid strategies, including the JPMorgan Intrepid Funds, and for the behavioral small cap strategies. He also leads the behavioral finance portfolio management team, which manage the JPMorgan Intrepid Funds. Prior to his present role, Mr. Blum has worked as a portfolio manager for JPMIM or its affiliates since 2001 when he joined the firm. Scott E. Grimshaw, Vice President and CFA charterholder, serves as portfolio manager primarily responsible for the underlying fixed income portion of the Portfolio and has been a portfolio manager since 1996. Mr. Grimshaw is part of the Taxable Bond Team and has been an employee of JPMIA and/or predecessor firms since 1988.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-JPMIT-BP-1108